UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Unicycive Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Unicycive Therapeutics, Inc.

Second Amendment and Supplement to the Proxy Statement

For the Annual Meeting of Stockholders

To be Held on June 9, 2025

EXPLANATORY NOTE

On April 30, 2025, Unicycive Therapeutics, Inc. (“Unicycive” or the “Company”) filed its definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) for its annual meeting of shareholders to be held on June 9, 2025 (the “Annual Meeting”). On May 7, 2025, the Company filed an Amendment and Supplement to the Proxy Statement (the “First Amendment and Supplement”)

The Company is amending and supplementing the Proxy Statement and First Amendment and Supplement with the information provided in this second amendment and supplement to the Proxy Statement (the “Second Amendment and Supplement”) to update the beneficial ownership table in the section entitled “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters” in the Proxy Statement

Any proxies submitted by stockholders before the date of this Second Amendment and Supplement will be voted as instructed on those proxies, unless a stockholder changes his or her vote by submitting a later dated proxy. Stockholders should follow the instructions described in the Proxy Statement regarding how to submit proxies or vote at the Annual Meeting.

THIS SECOND AMENDMENT AND SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT AND THE FIRST AMENDMENT AND SUPPLEMENT.

This supplemental information should be read in conjunction with the Proxy Statement and the First Amendment and Supplement, which should be read in its entirety. Section references in the below disclosures are to sections in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Proxy Statement.

Amendments and Supplemental Disclosure

Proxy Statement

The section “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters” in the Proxy Statement is amended and restated in its entirety as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding beneficial ownership of shares of our common stock, Series A Preferred Stock and Series B Preferred Stock as of the Record Date by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all of our directors and executive officers as a group. Percentage ownership of our common stock is based on 120,629,281  shares of our common stock outstanding on the Record Date; percentage ownership of our Series A-2 Prime Preferred Stock is based on 5,464.21 shares of our Series A-2 Prime Preferred Stock outstanding on the Record Date and 3,000 shares of Series B-2 Preferred Stock outstanding on the Record Date. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Shares of Series A-2 Prime Preferred Stock Beneficially Owned		Percentage of Series A-2 Prime Preferred Stock Beneficially Owned	Shares of Series B-2 Preferred Stock Beneficially Owned		Percentage of Series B-2 Preferred Stock Beneficially Owned
Directors and Named Executive Officers (1):
Shalabh Gupta, M.D.	9,431,918	(2)	7.60%	-		-	-		-
Doug Jermasek	1,466,073	(3)	1.20%	-		-	-		-
Gaurav Aggarwal, M.D.	12,305,494	(4)	10.12%	-		-	-		-
Sandeep Laumas, M.D.	243,601	(5)	*	-		-	-		-
Pramod Gupta, Ph.D.	1,255,719	(6)	1.03%	-		-	-		-
Saraswati Kenkare-Mitra	180,000	(7)	*	-		-	-		-
All Named Executive Officers and Directors as a Group (6 persons)	24,882,805		19.49%	-		-	-		-

5% Stockholders:
Rosalind Advisors, Inc.	8,577,420	(8)	6.76%	-		-	-		-
Entities affiliated with Nantahala Capital Management, LLC	12,345,715	(9)	9.99%	2,265.00	(10)	41.45%	-		-
Vivo Opportunity Fund Holdings, L.P.	12,125,494	(11)	9.99%	3,199.21		58.55%	-		-
Entities affiliated with BVF Inc.	13,388,362	(12)	9.99%	-		-	-		-
RA Capital Healthcare Fund, L.P.	13,388,362	(13)	9.99%	-		-	-		-
Logos Opportunities Fund III LP	12,824,624	(14)	9.99%	-		-	-		-
Entities affiliated with Great Point Partners LLC	12,067,137	(15)	9.99%	-		-	3,000	(16)	100%
Entities affiliated with Octagon Investments GP, LLC	10,000,000	(17)	8.29%	-		-	-		-

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Unicycive Therapeutics, Inc., 4300 El Camino Real, Suite 210, Los Altos, CA 94022.

(2)	Includes 2,938,119 shares of common stock issuable upon exercise of vested stock options and 253,764 shares of common stock issuable upon exercise of stock options that will vest within 60 days of the Record Date. Also includes (i) 79,252 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock; (ii) 72,047 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and (iii) 115,275 shares of Common Stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(3)	Includes 942,271 shares of common stock issuable upon exercise of vested stock options and 82,213 shares of common stock issuable upon exercise of stock options that will vest within 60 days of the Record Date. Also includes 79,252 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock, 72,047 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and 115,275 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(4)	Includes 180,000 shares of common stock issuable upon exercise of vested stock options. Also includes 12,125,494 shares of common stock beneficially owned by Vivo Opportunity Fund Holdings, L.P., of which Mr. Aggarwal is a Managing Director.

(5)	Includes 74,707 shares of common stock issuable upon exercise of vested stock options and 63,079 shares of common stock issuable upon exercise of stock options that vest within 60 days of the Record Date.

(6)	Includes 1,030,320 shares of common stock issuable upon exercise of vested stock options and 76,926 shares of common stock issuable upon exercise of stock options that vest within 60 days of the Record Date. Also includes 31,700 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-3 Preferred Stock, 28,818 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-4 Preferred Stock, and 46,110 shares of common stock issuable upon exercise and subsequent conversion to common stock of presently exercisable warrants for Series A-5 Preferred Stock.

(7)	Includes 180,000 shares of common stock issuable upon exercise of vested stock options.

(8)	Based on a Schedule 13G/A filed with the SEC on January 20, 2022, reporting beneficial ownership as of December 31, 2021. Includes (i) 1,829,139 shares of Common Stock issuable upon conversion of 987.73506 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (ii) 1,662,853 shares of Common Stock issuable upon conversion of 981.08327 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 2,660,565 shares of Common Stock issuable upon conversion of 1,968.81810 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants. Each of Rosalind Advisors, Inc., Rosalind Master Fund, L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these shares. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 175 Bloor Street East, Suite 1316, North Tower, Toronto, Ontario M4W 3R8, Canada. The address for Rosalind Master Fund, L.P. is P.O. Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(9)	Based on a Schedule 13G/A filed with the SEC on December 20, 2024. Includes 2,951,456 shares of Common Stock issuable upon conversion of 1,446.21344 shares of Series A-2 Prime Convertible Preferred Stock. Each of Nantahala Capital Management, LLC, Wilmot B. Harkey and Daniel Mack have shared voting and dispositive power with respect to these shares. Nantahala Capital Management LLC is the General Partner of Nantahala Capital Partners LP and Nantahala Capital Partners II LP, the Investment Manager of NCP RFM LP, and Sub Advisor to Blackwell Partners LLC -Series A and Pinehurst Partners, LP. The address of these stockholders is 130 Main St. 2nd Floor, New Canaan, CT 06840. Excludes (i) 1,773,574 shares of Common Stock issuable upon conversion of 869.0513 shares of Series A-2 Prime Convertible Preferred Stock; (ii) 9,144,110 shares of Common Stock issuable upon conversion of 4,937.8194 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (iii) 8,312,827 shares of Common Stock issuable upon conversion of 4,904,56793 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (iv) 13,300,523 shares of Common Stock issuable upon conversion of 9,842.38702 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(10)

Consists of 1,800.00 shares of Series A-2 Prime Preferred Stock held of record by Blackwell Partners LLC – Series A, and 465.00 shares of Series A-2 Prime Preferred Stock held of record by Pinehurst Partners, L.P.  Wilmot Harkey, as the Manager of Nantahala Capital Management, LLC may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address for Nantahala Capital Partners II Limited Partnership, Nantahala Capital Partners Limited Partnership, and NCP RFM LP is 130 Main St., 2nd Floor, New Canaan, CT 06840. The business address for Blackwell Partners LLC – Series A is 280 South Mangum Street, Suite 210, Durham, NC 27701. The business address for Pinehurst Partners, L.P. is c/o Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801.

(11)	Based on a Form 4 filed with the SEC on February 19, 2025. Includes 755,342 shares of Common Stock issuable upon conversion of 370.11758 shares of Series A-2 Prime Convertible Preferred Stock. Vivo Opportunity, LLC is the general partner of Vivo Opportunity Fund Holdings, L.P. Excludes (i) 5,610,392 shares of Common Stock issuable upon conversion of 2,749.09242 shares of Series A-2 Prime Convertible Preferred Stock; (ii) 12,802,388 shares of Common Stock issuable upon conversion of 6,913.28952 shares of SeriesA-3 Convertible Preferred Stock underlying Tranche A Warrants; (ii) 11,638,534 shares of Common Stock issuable upon conversion of 6,866.73506 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (v) 18,621,655 shares of Common Stock issuable upon conversion of 13,780.02470 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(12)	Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Includes (i) 9,144,110 shares of Common Stock issuable upon conversion of 4,937.81940 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; and (ii) 4,244,252 shares of Common Stock issuable upon conversion of 2,504.10968 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants. Mark Lampert, as the President of BVF Inc., and Chief Executive Officer of certain entities affiliated with BVF Inc., including Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS LP and MSI BVF SPV, LLC, may also be deemed to beneficially own such securities. The parties hold shared voting and dispositive power over such shares. The business address of each entity affiliated with BVF Inc. and Mr. Lampert is 44 Montgomery St, 40th Floor, San Francisco, CA 94104. Excludes (i) 4,068,575 shares of Common Stock issuable upon conversion of 2,400.45985 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 13,300,523 shares of Common Stock issuable upon conversion of 9,842.38702 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(13)

Based on a Schedule 13G/A filed with the SEC on February 14, 2025, reporting beneficial ownership as of December 31, 2024. Includes 10,973,249 shares of Common Stock issuable upon conversion of 5,925.55446 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants and (ii) 2,415,113 shares of Common Stock issuable upon conversion of 1,424.91667 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants. RA Capital Healthcare Fund GP, LLC is the general partner of RA Capital Healthcare Fund, L.P. (the “Fund”). The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Peter Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner, for purposes of Section 13(d) of the Act, of any securities of the Issuer held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the shares of the Issuer’s Common Stock reported herein. The address of RA Capital Healthcare Fund, L.P. is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, MA 02116. Excludes (i) 7,560,907 shares of Common Stock issuable upon conversion of 4,460.93512 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants, and (ii) 15,961,089 shares of Common Stock issuable upon conversion of 11,811.20586 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(14)

Based on a Schedule 13G/A filed with the SEC on November 14, 2024. Includes (i) 3,658,278 shares of Common Stock issuable upon conversion of 1,975.47012 shares of Series A-3 Convertible Preferred Stock underlying Tranche A Warrants; (iii) 3,325,707 shares of Common Stock issuable upon conversion of 1,962.16713 shares of Series A-4 Convertible Preferred Stock underlying Tranche B Warrants and (iii) 761,752 shares of Common Stock issuable upon conversion of 563.69648 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants. Graham Walmsley is the Managing Member of Logos Opportunities Fund III LP. The business address of Logos Opportunities Fund III LP is 1 Letterman Drive, Suite C3-350, Bldg. C, San Francisco, CA 94129. Excludes 4.559.379 shares of Common Stock issuable upon conversion of 3,373.94046 shares of Series A-5 Convertible Preferred Stock, underlying Tranche C Warrants as the exercise/conversion of each is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock.

(15)

Based on a Schedule 13G/A filed with the SEC on February 14, 2025, reporting beneficial ownership as of December 31, 2024. Includes 1,189,718 shares of Common Stock issuable upon conversion of 1,189.718 shares of Series B-2 Convertible Preferred Stock. Excludes 1,810,282shares of Common Stock issuable upon conversion of 1,810.282shares of Series B-2 Convertible Preferred Stock as the conversion of such preferred stock is subject to a beneficial ownership limitation of 9.99% of the Company’s outstanding shares of common stock. Great Point Partners LLC is the Investment Manager of Biomedical Value Fund LP and Biomedical Offshore Value Fund LP, the owners of the Common Stock and Series B-2 Preferred Stock referenced above. Tavi Yehudai as the Managing Director of Great Point Partners LLC. The address of the shareholders is 165 Mason Street, 3rd Floor, Greenwich, CT 06830

(16)	Consists of 1,777 shares of Series B-2 Preferred Stock held by Biomedical Value Fund LP, and 1,223 shares of Series B-3 Preferred Stock held by Biomedical Offshore Value Fund LP.